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                                                                         [LOGO]
                                                                         PIONEER
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Pioneer
Tax-Free
Income Fund

----------------------
ANNUAL REPORT 12/31/98
----------------------

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          20

Notes to Financial Statements                                                 26

Report of Independent Public Accountants                                      30

Trustees, Officers and Service Providers                                      31

Programs and Services for Pioneer Shareowners                                 32

Retirement Plans from Pioneer                                                 34

The Pioneer Family of Mutual Funds                                            36

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 12/31/98
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Tax-Free Income Fund, covering the year ended December 31, 1998. On behalf of your investment team, I thank you for your interest and this opportunity to comment on today's investing environment.

We recently changed, and we think strengthened, the structure of the Fund's management team. Day-to-day management of the Fund is now the responsibility of a team of fixed-income portfolio managers and analysts supervised by Sherman B. Russ. Mr. Russ, who has over 36 years of investment experience, joined Pioneer in 1983.

Economic news in the United States remained positive in 1998, with low unemployment and no signs of inflation. The financial markets, and especially U.S. government bonds, turned in impressive results through the end of year. The yield on the 30-year Treasury bond fell to historic lows, which subsequently pushed bond prices higher and increased total returns. Municipal bonds, and your Fund, benefited from this environment and turned in solid performance.

Although bond returns were once again overshadowed by the returns of the overall stock market, bonds do play a vital role in a well-balanced portfolio. Funds that hold quality municipal securities, such as Pioneer Tax-Free Income Fund, can cushion some of the stock market's volatility and often provide a good level of income to a tax sensitive investor's portfolio. We suggest you discuss your particular needs with your investment professional.

I encourage you to read the pages that follow, including the Portfolio Management Discussion where Fund performance is reviewed. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.,

John F. Cogan, Jr.,
Chairman and President

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/98
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

                    AAA                           66%
                    AA                            22%
                    A                             11%
                    Short-Term Cash Equivalents    1%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

                    20+ Years                     10%
                    10-20 Years                   24%
                    7-10 Years                    27%
                    5-7 Years                     16%
                    2-5 Years                     22%
                    0-2 Years                      1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

1.   South Carolina Public Service Authority Revenue,
     6.625%, Prerefunded, 7/1/02                                           2.79%
--------------------------------------------------------------------------------
2.   Illinois Metropolitan Pier & Exposition Authority,
     8.5%, 6/15/06                                                         2.64
--------------------------------------------------------------------------------
3.   Wyoming Community Development Authority Revenue,
     Series B, 7.1%, 6/1/33                                                2.59
--------------------------------------------------------------------------------
4.   Hastings Electric System Revenue, 6.3%, 1/1/19                        2.02
--------------------------------------------------------------------------------
5.   Will County, Illinois Environmental Revenue Bond, 6.4%, 4/1/26        1.99
--------------------------------------------------------------------------------
6.   District of Columbia Water & Sewer Authority, 5.5%, 10/1/23           1.75
--------------------------------------------------------------------------------
7.   South East Public Service Authority, 5.0%, 7/1/15                     1.68
--------------------------------------------------------------------------------
8.   Walled Lake School District General Obligation, Series I,
     5.5%, 5/1/22                                                          1.49
--------------------------------------------------------------------------------
9.   McGee Creek Authority Water Revenue, 6.0%, 1/1/23                     1.35
--------------------------------------------------------------------------------
10.  Chicago Board of Education, 5.75%, 12/1/27 1.35                       1.35
--------------------------------------------------------------------------------

Fund holdings will vary for other periods.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    12/31/98         12/31/97
                             $12.02           $12.17

Distributions per Share      Income           Short-Term          Long-Term
(12/31/97 - 12/31/98)        Dividends        Capital Gains       Capital Gains
                             $0.548           $0.026              $0.312

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund at public offering price, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

                                Net Asset                   Public Offering
Period                            Value                         Price*
10 Years                          7.91%                         7.42%
5 Years                           5.56                          4.59
1 Year                            6.20                          1.44
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                          Pioneer Tax-Free Class A           Lehman Brothers
12/31/88                             9,550                     10,000
                                    10,513                     11,080
12/31/90                            11,291                     11,887
                                    12,702                     13,331
12/31/92                            13,810                     14,508
                                    15,603                     16,289
12/31/94                            14,608                     15,447
                                    17,066                     18,144
12/31/96                            17,676                     18,947
                                    19,256                     20,693
12/31/98                            20,449                     21,826

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     12/31/98         12/31/97
                              $11.93           $12.09

Distributions per Share       Income           Short-Term          Long-Term
(12/31/97 - 12/31/98)         Dividends        Capital Gains       Capital Gains
                              $0.464           $0.026              $0.312

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)

                                     If                            If
Period                              Held                        Redeemed*
Life-of-Fund                        6.56%                         5.87%
(4/28/95)
1 Year                              5.43                          1.48
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                        Pioneer Tax-Free Class B           Lehman Brothers
4/30/95                            10,000                      10,000
                                   10,155                      10,229
                                   10,363                      10,523
12/31/95                           10,794                      10,957
                                   10,580                      10,825
                                   10,616                      10,908
                                   10,858                      11,158
12/31/96                           11,080                      11,443
                                   10,993                      11,416
                                   11,367                      11,811
                                   11,682                      12,167
12/31/97                           11,984                      12,497
                                   12,077                      12,641
                                   12,243                      12,832
                                   12,652                      13,227
12/31/98                           12,334                      13,181

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/98                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                     12/31/98         12/31/97
                              $11.94           $12.11

Distributions per Share       Income           Short-Term          Long-Term
(12/31/97 - 12/31/98)         Dividends        Capital Gains       Capital Gains
                              $0.464           $0.026              $0.312

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Free Income Fund, compared to the growth of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 1998)
                                    If                         If
Period                             Held                     Redeemed*
Life-of-Fund                       5.40%                     5.40%
(1/31/96)
1 Year                             5.33                      5.33
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

                               [GRAPHIC OMITTED]

  [The following table was depicted as a line chart in the printed material.]

                        Pioneer Tax-Free Class C           Lehman Brothers
1/31/96                            10,000                      10,000
                                    9,766                       9,805
                                    9,791                       9,880
                                   10,006                      10,107
12/31/96                           10,219                      10,364
                                   10,148                      10,340
                                   10,493                      10,697
                                   10,792                      11,020
12/31/97                           11,070                      11,319
                                   11,137                      11,449
                                   11,300                      11,623
                                   11,667                      11,980
12/31/98                           11,660                      11,939

The Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT).

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98
--------------------------------------------------------------------------------

Pioneer Tax-Free Income Fund's fiscal year closed on December 31, 1998. It was a good year for municipal bonds. As U.S. interest rates fell to historic lows, municipal bonds produced solid returns. A healthy economic climate boosted tax revenues and strengthened the creditworthiness of many municipalities, which lifted bond prices.

Sherman B. Russ leads the investment team responsible for the Fund's daily activities. In the following discussion, Mr. Russ reviews the environment and strategies that influenced your Fund's performance and provides his outlook for the first half of 1999.

Q:    How did the Fund perform over the past 12 months?

A: The Fund posted strong results. All share classes outperformed the 5.32% average total return for the 246 general municipal debt funds followed by Lipper, Inc., an independent company that ranks mutual fund performance. (Returns do not reflect sales charges.)

      The Fund also generated a good level of tax-free income. On December 31, for example, Class A shares offered a tax-free 30-day SEC yield of 3.68%. That translates into a taxable equivalent yield of 6.09% for an investor in the 39.6% maximum federal tax bracket.

Q:    What was the environment like for municipal bonds?

A: It was a positive environment. Long-term interest rates fell to historic lows, driving municipal bond prices higher. Many municipalities took advantage of the lower rates by refinancing higher cost debt. A combination of moderate-to-strong economic growth and low inflation translated into increased tax revenues and greater cash flows for many state and local governments. Healthier balance sheets also prompted many municipalities to embark on major projects such as improving roads, upgrading computer systems or paying long-standing liabilities.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Periods of heavy bond issuance and limited investor buying curbed the rise of municipal bond prices, however, keeping yields attractive particularly compared to U.S. Treasurys. In the second half of the year, international economies and financial markets grew increasingly fragile. The situation prompted a "flight to quality" - extraordinary demand for the safety and liquidity of Treasurys - and short-term interest rate cuts by the Federal Reserve. The combination of these actions pushed Treasury prices significantly higher - and yields so low that they mirrored municipal bond yields. Typically AAA-rated municipal bonds provide about 85% of the yield of Treasurys with comparable maturities. During this period the yields were almost even.

Q: With investors focused on safety and liquidity, did the Fund's emphasis on quality help performance?"

A: We believe it did, even though the municipal market never experienced as dramatic a "flight-to-quality" as Treasurys. We also found that higher-rated bonds provided better relative value, while lower-rated bonds offered limited yield advantages, if any. In short, investors were not being paid to take additional risk. On December 31, over 60% of the Fund was invested in AAA-rated securities and the average quality of the Portfolio was AA. (Ratings apply to underlying securities, not Fund shares.) The Fund also stayed well-diversified, and now has 178 different issues in 40 states.

Q: What strategies did you use in light of the changing interest rate environment?

A: We adjusted the Fund's duration to increase total return potential. Expressed in years, duration measures a portfolio's sensitivity to changes in interest rates. We maintained a short duration early in the year, which enhanced price stability when interest rates rose. Shortening duration makes a fund less sensitive to changes in interest rates. Later in the year, we extended duration - which enhanced price appreciation as interest rates fell - and increased total return. On December 31, the Fund's duration was 7.53 years.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98                             (continued)
--------------------------------------------------------------------------------

Q:    What is your outlook for municipal bonds over the next six months?

A: We are cautiously optimistic. In our opinion, the municipal bond market represents value and opportunity. Investors can secure the tax-advantages of municipal bonds at levels that rival their taxable counterparts - and also acquire the highest quality bonds available. We expect municipalities to continue to take advantage of their stronger cash flows in this low interest rate environment by issuing bonds to rebuild their infrastructures and pursue other projects that may have been postponed. These projects should ensure an ample supply of new bonds. In this environment, municipal bond prices should remain stable and yields attractive.

      Early reports suggest a healthy domestic economy for the early months of 1999. As the year progresses, we expect economic growth to slow to a rate of about 2.5% versus an estimated 4% in 1998, as a slowdown in international economies - particularly Asia and Latin America - reduces domestic economic strength. If the U.S. economy slows and inflation remains negligible, we believe interest rates could gradually move lower - especially short-term rates.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              TAX-EXEMPT OBLIGATIONS - 99.0%
                              Arizona - 3.1%
  $  1,500,000   AAA/Aaa      Kyrene School District, 6.0%, 7/1/14                     $  1,632,135
     2,765,000   AAA/Aaa      Maricopa County Revenue, 5.5%, 1/1/18                       2,972,181
     1,000,000   AAA/Aaa      Maricopa County School District, 7.0%, 7/1/07               1,188,000
     1,000,000   AAA/Aaa      Maricopa County School District, 7.0%, 7/1/08               1,183,040
     2,000,000   AAA/Aaa      Mesa Utility System Revenue, 4.5%, 7/1/18                   1,894,240
     1,000,000   AAA/AAA      Sedona Arizona Wastewater Municipal Property
                                Corporate Excise Tax Revenue, 5.375%, 7/1/14              1,047,730
     2,200,000   AAA/Aaa      Tempe School District, 7.0%,  7/1/08                        2,678,478
                                                                                       ------------
                                                                                       $ 12,595,804
                                                                                       ------------
                              Colorado - 3.1%
       500,000   NR/Aa2       Colorado Housing Finance Authority,
                                Series A-3, 7.0%, 11/1/16                              $    562,305
       740,000   NR/Aa2       Colorado Housing Finance Authority,
                                Series C-2, 7.45%, 6/1/17                                   838,982
     3,345,000   NR/Aa2       Colorado Housing Finance Authority,
                                Series A-1, 7.4%, 11/1/27                                 3,807,446
     1,500,000   NR/Aa2       Colorado Housing Finance Authority,
                                Series B-2, 7.45%, 11/1/27                                1,724,790
       500,000   NR/Aa2       Colorado Housing Finance Authority,
                                Series C-1, 7.55%, 11/1/27                                  569,415
       500,000   AAA/AAA      Denver Colorado City & County Airport
                                Revenue, Series B, 5.0%, 11/15/25                           492,700
     3,575,000   AAA/Aaa      Douglas County School District Region 1,
                                7.0%, 12/15/13                                            4,499,781
                                                                                       ------------
                                                                                       $ 12,495,419
                                                                                       ------------
                              Delaware - 0.4%
     1,580,000   NR/Aa3       State of Delaware Housing Authority Revenue,
                                6.45%,  7/1/13                                         $  1,689,415
                                                                                       ------------
                              District of Columbia - 1.7%
     6,550,000   AAA/Aaa      District of Columbia Water & Sewer Authority,
                                5.5%, 10/1/23                                          $  7,013,478
                                                                                       ------------
                              Florida - 3.6%
     1,700,000   AAA/Aaa      Clearwater Florida Water & Sewer,
                                0%, 12/1/12                                            $    853,842
     1,000,000   AAA/Aaa      Clearwater Florida Water & Sewer,
                                0%, 12/1/13                                                 471,110
     1,275,000   A/NR         Clearwater Housing Authority, 5.4%, 5/1/13                  1,321,359
     4,370,000   AAA/Aaa      Hillsborough County Revenue, 5.5%, 7/1/14                   4,774,531

The accompanying notes are an integral part of these financial statements.     9

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Florida - (continued)
  $    770,000   NR/Aaa       Manatee County Housing Revenue,
                                7.2%, 5/1/28                                           $    875,813
     1,500,000   NR/Aaa       Martin County Florida Utilities, 5.0%, 10/1/18              1,506,450
     1,025,000   AAA/Aaa      Northern Palm Beach, 4.8%, 8/1/12                           1,058,487
     1,250,000   AAA/Aaa      Northern Palm Beach, 4.9%, 8/1/13                           1,294,050
     2,310,000   AAA/AAA      Titusville Florida Water & Sewer Revenue,
                                4.8%, 10/1/15                                             2,312,911
                                                                                       ------------
                                                                                       $ 14,468,553
                                                                                       ------------
                              Georgia - 1.4%
     1,000,000   AA/Aa3       Clayton County Water & Sewer Authority
                                Revenue, 5.0%, 5/1/12                                  $  1,051,410
     4,660,000   AAA/Aaa      Georgia Municipal Association Inc.,
                                Atlanta Detention Center, 4.5%, 12/1/11                   4,642,199
                                                                                       ------------
                                                                                       $  5,693,609
                                                                                       ------------
                              Idaho - 0.5%
       750,000   AAA/Aaa      ADA & Canyon Counties Idaho Joint School
                                District 2, 4.75%, 7/30/15                             $    752,700
     1,240,000   AAA/NR       Canyon County Idaho School District #131,
                                4.45%, 7/30/11                                            1,241,364
                                                                                       ------------
                                                                                       $  1,994,064
                                                                                       ------------
                              Illinois - 10.0%
     5,000,000   AAA/Aaa      Chicago Board of Education, 5.75%, 12/1/27               $  5,378,600
     1,750,000   NR/Aaa       Chicago Family Mortgage,  6.45%, 9/1/29                     1,938,300
     1,500,000   AAA/Aaa      Chicago Lakefront Millennium Parking Facilities,
                                5.125%, 1/1/28                                            1,492,155
     1,500,000   AAA/NR       Chicago Illinois Single Family Mortgage,
                                6.3%, 9/1/29                                              1,648,095
     1,145,000   A+/A1        Illinois Housing Development Authority Revenue
                                Multi-Family Housing, 7.0%, Prerefunded,
                                7/1/21*                                                   1,445,230
     4,015,000   A+/Aaa       Illinois Metropolitan Pier & Exposition Authority
                                State Tax Revenue, 6.5%, 6/15/27                          4,520,127
     5,000,000   AAA/Aaa      Illinois State General Obligation, 5.75%, 5/1/21            5,331,150
     8,355,000   AA-/A1       Metropolitan Pier & Exposition Authority,
                               8.5%, 6/15/06                                            10,573,420
     7,185,000   AA/Aa2       Will County, Illinois Environmental Revenue
                                6.4%, 4/1/26                                              7,955,088
                                                                                       ------------
                                                                                       $ 40,282,165
                                                                                       ------------
                              Indiana - 4.5%
     1,000,000   AAA/Aaa      Goshen Indiana Multi-School Building Corp.,
                                5.6%, 1/15/16**                                        $  1,060,000
       750,000   AAA/NR       Indiana Bond Bank State Revolving Fund,
                                6.75%, 2/1/17                                               852,060


10   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Indiana - (continued)
  $  3,500,000   AA/Aa3       Indiana Health Facilities Authority,
                                5.5%, 2/15/16                                          $  3,651,620
     1,000,000   NR/Aaa       Indiana State Housing Finance Authority,
                                Single Family Mortgage Revenue,
                                5.95%, 7/1/13                                             1,056,310
     1,400,000   AA/NR        Indianapolis Local Public Improvement Board
                                Revenue, 6.75%, 2/1/14                                    1,687,532
     1,000,000   A+/A         Lawrence Township Metropolitan School
                                District Revenue, 6.75%, 7/5/13                           1,211,760
     2,300,000   A/NR         Mishawaka School District, 5.625%, 1/15/23                  2,398,946
     3,200,000   AA-/AA2      Petersburg Indiana Pollution and Control
                                Revenue, 5.4%, 8/1/17                                     3,401,632
     2,740,000   AAA/Aaa      Sarah Scott Middle School Revenue,
                               5.75%, 1/15/19                                             2,929,608
                                                                                       ------------
                                                                                       $ 18,249,468
                                                                                       ------------
                              Iowa - 0.3%
     1,000,000   NR/A         Iowa Finance Authority Revenue,
                                Correctional Facility Program, 5.55%, 6/15/10          $  1,083,380
                                                                                       ------------
                              Kansas - 0.5%
     1,600,000   AA-/A        Kansas State Development Financial
                                Authority Revocable, 4.75%, 4/1/18                     $  1,537,040
       500,000   AAA/NR       Wellington Electric, 5.2%, 5/1/23                             506,235
                                                                                       ------------
                                                                                       $  2,043,275
                                                                                       ------------
                              Kentucky - 1.0%
     1,095,000   AAA/Aaa      Kenton County Water District #1, 5.8%, 2/1/15            $  1,192,214
     2,010,000   AAA/Aaa      Kenton County Water District #1,
                               5.875%, 2/1/19                                             2,169,775
                                                                                       ------------
                                                                                       $  3,361,989
                                                                                       ------------
                              Louisiana - 0.8%
     3,000,000   AAA/Aaa      New Orleans Home Mortgage Authority,
                                6.25%, 1/15/11                                         $  3,470,880
                                                                                       ------------
                              Maryland - 0.3%
     1,060,000   AAA/Aaa      Baltimore City Parking System Revenue,
                                5.25%, 7/1/17                                          $  1,118,724
                                                                                       ------------
                              Massachusetts - 4.1%
     1,185,000   AAA/Aaa      Massachusetts Housing Finance Agency,
                                5.95%, 7/1/18                                          $  1,260,271
     3,000,000   AAA/Aaa      Massachusetts State General Obligation,
                                6.5%, 11/1/07                                             3,429,390

The accompanying notes are an integral part of these financial statements.    11

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Massachusetts - (continued)
  $  3,390,000   NR/Aaa       Massachusetts State Turnpike Authority
                                Revenue, 5.0%, 1/1/20                                  $  3,465,529
     2,000,000   AAA/Aaa      South Essex Massachusetts Sewer District,
                                Series B, 5.25%, 6/15/18                                  2,050,140
     1,325,000   AAA/Aaa      Worcester General Obligation, 6.15%, 5/1/09                 1,505,372
     1,440,000   AAA/Aaa      Worcester General Obligation, 6.2%, 5/1/10                  1,640,016
     1,460,000   AAA/Aaa      Worcester General Obligation, 6.25%, 5/1/11                 1,666,853
     1,450,000   AAA/Aaa      Worcester General Obligation, 6.3%, 5/1/12                  1,659,453
                                                                                       ------------
                                                                                       $ 16,677,024
                                                                                       ------------
                              Michigan - 3.6%
     1,455,000   AAA/Aaa      Grand Rapids Community College,
                                 5.375%, 5/1/16                                        $  1,513,360
     2,175,000   AAA/Aaa      Holly Michigan Area School District,
                                5.625%, 5/1/15                                            2,298,562
     2,500,000   AA+/Aa1      Michigan Municipal Bond Authority,
                                5.63%,  10/1/19                                           2,667,800
     2,400,000   AAA/Aaa      Plymouth-Canton Michigan Community School
                                District, 4.63%, 5/1/23                                   2,245,128
     5,715,000   AAA/Aaa      Walled Lake School District General Obligation,
                                Series I, 5.5%, 5/1/22                                    5,962,802
                                                                                       ------------
                                                                                       $ 14,687,652
                                                                                       ------------
                              Minnesota - 1.2%
       750,000   NR/A2        Minnesota State Higher Education Facilities
                                Authority Revenue, 5.625%, 10/1/16                     $    791,078
     1,805,000   AA+/Aa2      Minnesota State Housing Finance Agency,
                                Series H, 6.55%, 7/1/11                                   1,932,415
       990,000   AA/Aa2       Minnesota State Housing Finance Agency,
                                6.9%, 8/1/12                                              1,059,201
     1,000,000   AA/Aa2       Minnesota University, 5.75%, 7/1/10                         1,122,260
                                                                                       ------------
                                                                                       $  4,904,954
                                                                                       ------------
                              Missouri - 3.2%
     1,000,000   AAA/Aaa      Bi State Development Agency Missouri & Illinois
                                Metropolitan Districts, 5.0%, 7/1/18                   $    996,920
     1,010,000   AA/NR        Lexington School District Revenue,
                                5.55%, 3/1/17                                             1,066,196
     2,100,000   AAA/Aaa      Missouri Environmental Improvement and
                                Energy Resources Authority, 6.05%, 7/1/16                 2,318,085
     1,000,000   AAA/NR       Missouri Housing Development,
                                Series B-2, 6.4%, 3/1/29                                  1,109,700
     5,000,000   NR/Aaa       Northwest Missouri University, 4.7%, 6/1/18                 4,837,700
     2,500,000   AAA/Aaa      Poplar Bluff School District, 5.8%, 3/1/11                  2,697,975
                                                                                       ------------
                                                                                       $ 13,026,576
                                                                                       ------------


12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Montana - 1.3%
  $  1,000,000   AAA/Aaa      Montana State Health Facilities,
                                5.125%, 12/1/18                                        $  1,006,860
     2,000,000   A2/NR        Montana State Higher Education Assistance
                                Corp. Student Loan Revenue, 5.5%, 12/1/31                 2,005,100
     2,200,000   AAA/Aaa      University of Montana Revenue, Series C,
                                5.375%, 11/15/21                                          2,261,666
                                                                                       ------------
                                                                                       $  5,273,626
                                                                                       ------------
                              Nebraska - 5.6%
     2,350,000   AAA/NR       Douglas County Hospital Authority Revenue,
                                5.1%, 9/1/11                                           $  2,454,270
     2,000,000   AAA/NR       Douglas County Hospital Authority Revenue,
                                5.125%, 9/1/17                                            2,014,240
     5,000,000   NR/A         Grand Island Sanitation Sewer Revenue,
                                6.0%, 4/1/14                                              5,346,400
     7,500,000   A/A          Hastings Electric System Revenue,
                                6.3%, 1/1/19                                              8,088,900
     1,325,000   AAA/Aaa      Municipal Energy Agency of Nebraska Revenue,
                                6.0%, 4/1/08                                              1,438,513
     1,690,000   A+/A1        Nebraska Public Power District Revenue,
                                6.125%, 1/1/15                                            1,866,267
     1,460,000   AA/Aa1       Omaha Tax Allocation, 5.25%, 11/15/17                       1,500,106
                                                                                       ------------
                                                                                       $ 22,708,696
                                                                                       ------------
                              New Hampshire - 0.5%
     2,000,000   AAA/NR       New Hampshire Higher Educational & Health
                                Facilities, 5.0%, 6/1/28                               $  1,954,720
                                                                                       ------------

                              New Mexico - 2.6%
     2,600,000   AA/Aa3       Bernalillo County Gross Receipts Tax Revenue,
                                5.75%, 4/1/21                                          $  2,870,816
     2,000,000   NR/Aaa       Dona Ana County Revenue, 5.5%,  6/1/14                      2,182,280
     1,635,000   AA/Aa1       New Mexico Mortgage Finance Authority,
                                6.85%, 7/1/12                                             1,736,828
     2,000,000   AAA/Aaa      Santa Fe Gross Receipts, 5.75%, 6/1/21                      2,134,760
     1,200,000   AAA/Aaa      University of New Mexico Revenue,
                                6.55%, 8/15/25                                            1,378,932
                                                                                       ------------
                                                                                       $ 10,303,616
                                                                                       ------------
                              New York - 0.3%
     1,000,000   AAA/Aaa      New York State Dormitory Authority,
                                5.25%, 7/1/22                                          $  1,021,050
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              North Carolina - 1.8%
  $  1,250,000   AA/Aa1       Charlotte Law Enforcement Project,
                                6.1%, 12/1/15                                          $  1,362,488
       970,000   AA/Aa3       Charlotte-Mecklenburg Hospital Authority
                                Revenue, 6.25%, 1/1/20                                    1,042,915
     1,000,000   AAA/Aaa      Concord Utilities, 5.0%, 12/1/22                              993,060
     1,250,000   AAA/Aaa      Cumberland County Civic Center Project,
                                6.4%, 12/1/24                                             1,435,113
     1,000,000   AAA/Aaa      Franklin County Certificate Participation,
                                6.625%, 6/1/14                                            1,125,150
     1,300,000   AAA/AAA      University of North Carolina Revocable,
                                4.5%, 10/1/18                                             1,231,906
                                                                                       ------------
                                                                                       $  7,190,632
                                                                                       ------------
                              North Dakota - 1.2%
     2,000,000   AAA/Aaa      Grand Forks Health Care Systems,
                                5.6%, 8/15/17                                          $  2,119,160
     1,665,000   NR/Aa3       North Dakota State Housing Finance
                                Agency Revenue, 5.8%, 7/1/18                              1,747,884
     1,000,000   AAA/Aaa      State Water Community Revenue,
                                5.75%, 7/1/27                                             1,069,410
                                                                                       ------------
                                                                                       $  4,936,454
                                                                                       ------------
                              Ohio - 0.4%
     1,050,000   AAA/Aaa      Bedford, Ohio County School District,
                                6.25%, 12/1/13                                         $  1,158,854
       500,000   AA-/Aa3      Ohio State Building Authority Revenue,
                                6.0%, 10/1/08                                               569,640
                                                                                       ------------
                                                                                       $  1,728,494
                                                                                       ------------
                              Oklahoma - 3.2%
     2,520,000   AAA/Aaa      Grand River Dam Authority Revenue,
                                6.25%, 6/1/11                                          $  2,961,176
     4,700,000   AAA/Aaa      McGee Creek Authority Water Revenue,
                                6.0%, 1/1/23                                              5,395,882
     1,250,000   AA/NR        Oklahoma City Public Property Authority,
                                5.25%, 10/1/23                                            1,237,925
     3,000,000   A+/A1        Oklahoma State Turnpike Authority Revenue,
                                6.125%, 1/1/20                                            3,240,090
                                                                                       ------------
                                                                                       $ 12,835,073
                                                                                       ------------
                              Oregon - 1.1%
     1,000,000   A+/A1        Portland Sewer System, 6.2%, 6/1/12                      $  1,120,030
     2,860,000   A/Aaa        Washington County Unified Sewer Agency
                                Revenue, 6.2%, Prerefunded, 10/1/04*                      3,201,169
                                                                                       ------------
                                                                                       $  4,321,199
                                                                                       ------------


14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Pennsylvania - 4.4%
  $  2,750,000   AAA/Aaa      Allegheny County Sanitary Authority Revenue,
                                5.375%, 12/1/24                                        $  2,842,840
     4,190,000   AAA/NR       Butler Area School, 4.75%,  10/1/22                         3,978,028
     2,375,000   AAA/Aaa      Cambria County General Obligation,
                                5.5%, 8/15/16                                             2,504,651
     1,300,000   AAA/Aaa      Lycoming County General Obligation,
                                5.8%, 11/15/22                                            1,461,174
    1,000,000    AAA/Aaa      New Kensington School District, 5.5%, 5/15/17               1,046,750
     1,650,000   AAA/AAA      Tyrone Pennsylvania Area School District,
                                4.85%, 9/15/14                                            1,656,105
    2,095,000    AAA/AAA      Wallenpaupack Area School District,
                                5.25%, 11/15/13                                           2,188,605
     2,000,000   AAA/NR       Wallingford-Swarthmore General Obligation,
                                5.25%, 5/15/17                                            2,051,080
                                                                                       ------------
                                                                                       $ 17,729,233
                                                                                       ------------
                              Rhode Island - 0.3%
       945,000   AA+/Aa       Rhode Island Housing & Mortgage Finance,
                                6.75%, 10/1/17                                         $  1,011,452
                                                                                       ------------
                              South Carolina - 4.5%
     1,790,000   AAA/Aaa      Beaufort Water & Sewer Revenue,
                                6.5%, 3/1/13                                           $  1,953,427
     2,400,000   A/A1         Fairfield County Pollution Control,
                                6.5%, 9/1/14                                              2,641,104
     1,250,000   AAA/Aaa      South Carolina Grand Strand Water &
                                Sewer Authority, 6.375%, 6/1/12                           1,486,325
    10,000,000   AAA/Aaa      South Carolina Public Service Authority Revenue,
                                6.625%, Prerefunded, 7/1/02*                             11,134,900
       750,000   NR/Aa2       South Carolina State Housing Finance &
                                Development Authority Revenue,
                                6.2%, 7/1/09                                                793,703
                                                                                       ------------
                                                                                       $ 18,009,459
                                                                                       ------------
                              South Dakota - 0.7%
     1,235,000   NR/Aa3       South Dakota Conservancy District Revenue,
                                5.625%, 8/1/17                                         $  1,293,538
     1,255,000   AAA/Aaa      South Dakota State Lease Revenue,
                                8.0%, 9/1/05                                              1,529,443
                                                                                       ------------
                                                                                       $  2,822,981
                                                                                       ------------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Tennessee - 1.2%
  $  2,000,000   AA/NR        Chattanooga General Obligation,
                                5.25%,  9/1/17                                         $  2,093,100
     1,000,000   AAA/Aaa      Metropolitan Government Nashville &
                                Davidson County Sports Authority,
                                5.75%, 7/1/17                                             1,075,080
     1,565,000   AAA/Aaa      Metropolitan Government Nashville &
                                Davidson County Water & Sewer Authority,
                                6.0%, 1/1/07                                              1,760,390
                                                                                       ------------
                                                                                       $  4,928,570
                                                                                       ------------
                              Texas - 9.5%
     1,000,000   AAA/Aaa      Brazos River Authority Texas Revocable,
                                5.1%, 11/1/18                                          $    998,940
     2,145,000   AAA/Aaa      Castleberry Independent School District
                                General Obligation, 5.7%, 8/15/21                         2,262,696
     2,310,000   AAA/Aaa      Clear Creek Independent School District
                                General Obligation, 0%, 2/1/10                            1,396,926
     1,800,000   A/NR         Collin County Texas Housing Financial Corp.,
                                5.13%, 6/1/18                                             1,755,612
     1,305,000   NR/Aaa       Comal Independent School District General
                                Obligation, 7.0%, 2/1/07                                  1,522,296
     1,720,000   AAA/Aaa      Grapevine-Colleyville Independent School
                                District, 0%, 8/15/12                                       902,586
     1,500,000   A/NR         Houston, Texas Housing Authority,
                                8.0%, 6/1/14                                              1,603,065
     1,565,000   AAA/Aaa      Katy Texas Independent School District,
                                4.5%, 2/15/20                                             1,448,173
     2,050,000   NR/Aaa       Keller Independent School District General
                                Obligation, 0%, 8/15/10                                   1,215,261
     2,000,000   NR/Aaa       Kingsbridge Utility Systems Revenue,
                                5.375%, 3/1/15                                            2,066,980
     1,250,000   AAA/Aaa      Lamar Texas Conservation Independent
                                School District, 4.75%, 2/15/20                           1,193,763
     1,320,000   AAA/NR       Midland Texas Independent School District,
                                4.75%, 2/15/15                                            1,293,574
     1,100,000   AAA/Aaa      North Forest School, 6.0%,  8/15/11                         1,261,403
     2,350,000   AAA/Aaa      Nueces River Authority Water Supply Revenue,
                                5.5%, 3/1/27                                              2,470,860
     1,595,000   AAA/Aaa      Port Lavaca Utility Systems Revenue,
                                5.75%, 2/15/22                                            1,697,160
     1,000,000   AA+/AA       San Antonio Texas Electric & Gas, 4.5%, 2/1/21                929,770
     3,500,000   AAA/Aaa      San Antonio Texas Water Revenue,
                                5.6%, 5/15/21                                             3,690,225


16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Texas - (continued)
    $2,000,000   AAA/Aaa      Spring Texas Independent School District,
                                4.5%, 8/15/22                                          $  1,850,180
     3,000,000   AAA/Aaa      Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/07                                       2,116,920
     5,500,000   AAA/Aaa      Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/08                                       3,700,730
     2,750,000   AAA/Aaa      Texas Public Finance Authority Building
                                Revenue, 0%, 2/1/10                                       1,663,008
     1,400,000   AAA/Aaa      Texas State General Obligation,
                                6.125%, 2/15/08                                           1,513,064
                                                                                       ------------
                                                                                       $ 38,553,192
                                                                                       ------------
                              Utah - 2.1%
     2,500,000   AAA/Aaa      St. George Water Revenue, 5.85%, 6/1/20                  $  2,680,700
       255,000   NR/Aa1       Utah Housing Finance Agency Revenue,
                                5.95%, 7/1/11                                               260,015
     3,480,000   AA/NR        Weber County Municipal Building Authority
                                Revenue, 5.75%, 12/15/19                                  3,649,511
     1,250,000   AAA/Aaa      White County General Obligation,
                                5.85%, 2/1/26                                             1,344,850
       455,000   NR/Aaa       White County Water Revenue, 5.9%, 2/1/22                      489,744
                                                                                       ------------
                                                                                       $  8,424,820
                                                                                       ------------
                              Virginia - 5.8%
     1,000,000   NR/Aa1       Arlington County Industrial Development
                                Revenue, 5.45%, 7/1/27                                 $  1,043,060
     2,100,000   AAA/AAA      Augusta County Virginia Industrial Development
                                Authority Hospital, 5.25%, 9/1/11                         2,224,530
     1,750,000   A+/A1        Chesapeake Water & Sewer System Revenue,
                                6.5%, 7/1/12                                              1,902,828
     3,685,000   A+/A1        Chesapeake Water & Sewer System Revenue,
                                6.4%, 7/1/17                                              4,006,294
     2,000,000   AAA/Aaa      Metro Expressway Authority, 5.25%, 7/15/17                  2,105,860
     3,000,000   AAA/Aaa      Metro Expressway Authority, 5.25%,  7/15/22                 3,139,200
     2,500,000   AA/Aa2       Norfolk Virginia Industrial Development Revenue,
                                5.625%, 9/15/17                                           2,652,350
     6,525,000   AAA/Aaa      South East Public Service Authority, 5.0%,
                                7/1/15                                                    6,706,395
                                                                                       ------------
                                                                                       $ 23,780,517
                                                                                       ------------
                              Washington - 4.5%
     2,820,000   AAA/Aaa      Clark County Public Utility District #1 Water
                                Revenue, 5.5%, 1/1/15                                  $  2,953,668
     1,655,000   AA+/AA1      King County General Obligation,
                                6.625%, 12/1/15                                           1,946,694


The accompanying notes are an integral part of these financial statements.    17

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/98                                     (continued)
--------------------------------------------------------------------------------

                  S&P/
                 Moody's
   Principal     Ratings
    Amount     (unaudited)                                                                    Value
                              Washington - (continued)
  $1,000,000     NR/Aaa       King & Snohomish Counties, Washington
                                School District, 5.75%, 12/1/14                        $  1,092,290
   3,500,000     A+/Aaa       Snohomish County Public Utility
                                District Revenue, 6.8%, 1/1/20                            4,314,205
   3,095,000     AAA/AAA      Snohomish County School District 002 Everett,
                                5.5%, 12/1/10                                             3,402,240
   2,250,000     AAA/Aaa      Snohomish County School District General
                                Obligation, 5.7%, 12/1/11                                 2,533,635
   2,000,000     A/NR         Vancouver Housing, 5.5%, 3/1/28                             2,030,040
                                                                                       ------------
                                                                                       $ 18,272,772
                                                                                       ------------
                              West Virginia - 1.1%
   3,000,000     AAA/AAA      West Virginia State Building Commission,
                                5.38%, 7/1/21                                          $  3,165,570
   1,000,000     A+/Aa1       West Virginia State Housing Development,
                                7.1%, 11/1/24                                             1,075,040
                                                                                       ------------
                                                                                       $  4,240,610
                                                                                       ------------
                              Wisconsin - 0.4%
   1,430,000     AAA/Aaa      Adams-Friendship School District,
                                6.5%, 4/1/16                                           $  1,708,736
                                                                                       ------------

                              Wyoming - 3.2%
   2,590,000     AA/NR        Wyoming Cheyenne General Obligation,
                                5.25%, 12/1/11                                         $  2,794,714
   9,750,000     AA/Aa        Wyoming Community Development Authority
                                Revenue, Series B, 7.1%, 6/1/33                          10,360,643
                                                                                       ------------
                                                                                       $ 13,155,357
                                                                                       ------------

                 TOTAL INVESTMENT IN TAX-EXEMPT OBLIGATIONS
                 (Cost $372,234,930) (a)                                               $399,767,688
                                                                                       ------------

        Shares
                 TAX-EXEMPT MONEY MARKET MUTUAL FUND - 1.0%
     3,820,014   Lehman Brothers Munifund                                              $  3,820,014
                                                                                       ------------
                 TOTAL TAX-EXEMPT MONEY MARKET MUTUAL FUND
                 (Cost $3,820,014)                                                     $  3,820,014
                                                                                       ------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $376,054,944) (b)                                               $403,587,702
                                                                                       ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.

**    A portion of this bond has been prerefunded.

NR    Not rated.

(a) The concentration of investments by type of obligation/market sector is as follows:

           General Obligation                               21.8%
           Escrowed in U.S. Government Securities           12.4
           Revenue Bonds:
              Education Revenue                              8.9
              Water & Sewer Revenue                         15.8
              Hospital Revenue                               3.6
              Housing Revenue                               11.2
              Pollution Control Revenue                      3.2
              Power Revenue                                  5.7
              Transportation Revenue                         2.2
              Other                                         15.2

(b) At December 31, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $376,054,944 was as follows:

           Aggregate gross unrealized gain for all investments in which
               there is an excess of value over tax cost                        $ 27,665,767
           Aggregate gross unrealized loss for all investments in which
               there is an excess of tax cost over value                            (133,009)
                                                                                ------------
           Net unrealized gain                                                  $ 27,532,758
                                                                                ------------

Purchase and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $211,983,365 and $233,235,520, respectively.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/98
--------------------------------------------------------------------------------

ASSETS:
    Investment in securities, at value (including temporary cash
       investment of $3,820,014) (cost $376,054,944)                $403,587,702
    Receivables -
       Fund shares sold                                                  282,112
       Interest                                                        6,233,119
    Other                                                                  4,373
                                                                    ------------
           Total assets                                             $410,107,306
                                                                    ------------

LIABILITIES:
    Payables -
       Investment securities purchased                              $  1,620,557
       Fund shares repurchased                                           150,628
       Dividends                                                         453,717
    Due to affiliates                                                    358,014
    Accrued expenses                                                      82,071
                                                                    ------------
           Total liabilities                                        $  2,664,987
                                                                    ------------

NET ASSETS:
    Paid-in capital                                                 $379,056,977
    Accumulated undistributed net investment income                       35,920
    Accumulated undistributed net realized gain on investments           816,664
    Net unrealized gain on investments                                27,532,758
                                                                    ------------
           Total net assets                                         $407,442,319
                                                                    ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
    Class A (based on $393,390,048/32,730,448 shares)               $      12.02
                                                                    ============
    Class B (based on $10,790,373/904,102 shares)                   $      11.93
                                                                    ============
    Class C (based on $3,261,898/273,127 shares)                    $      11.94
                                                                    ============
MAXIMUM OFFERING PRICE:
    Class A                                                         $      12.59
                                                                    ============


20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/98

INVESTMENT INCOME:
    Interest                                                                         $ 22,257,400
                                                                                     ------------

EXPENSES:
    Management fees                                             $     1,991,781
    Transfer agent fees
       Class A                                                          459,820
       Class B                                                            5,848
       Class C                                                            1,560
    Distribution fees
       Class A                                                        1,009,074
       Class B                                                           77,180
       Class C                                                           25,457
    Accounting                                                          107,217
    Custodian fees                                                       69,223
    Registration fees                                                    47,048
    Professional fees                                                    39,150
    Printing                                                             35,684
    Fees and expenses of nonaffiliated trustees                          19,560
    Miscellaneous                                                        21,660
                                                                    ------------
       Total expenses                                                                $  3,910,262
       Less fees paid indirectly                                                          (54,197)
                                                                                     ------------
       Net expenses                                                                  $  3,856,065
                                                                                     ------------
           Net investment income                                                     $ 18,401,335
                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain on investments                                                 $ 12,007,205
    Change in net unrealized gain on investments                                       (5,848,257)
                                                                                     ------------
       Net gain on investments                                                       $  6,158,948
                                                                                     ------------
       Net increase in net assets resulting from operations                          $ 24,560,283
                                                                                     ============


The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/98 and 12/31/97

                                                          Year Ended       Year Ended
FROM OPERATIONS:                                           12/31/98         12/31/97
Net investment income                                   $  18,401,335    $  20,868,412
Net realized gain on investments                           12,007,205        5,728,646
Change in net unrealized gain on investments               (5,848,257)       9,973,302
                                                        -------------    -------------
       Net increase in net assets resulting
         from operations                                $  24,560,283    $  36,570,360
                                                        -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A ($0.55 and $0.59 per share, respectively)   $ (17,980,683)   $ (20,562,056)
    Class B ($0.46 and $0.49 per share, respectively)        (289,800)        (207,988)
    Class C ($0.46 and $0.49 per share, respectively)         (94,932)         (38,610)
Net realized gain
    Class A ($0.34 and $0.24 per share, respectively)     (10,813,748)      (8,029,783)
    Class B ($0.34 and $0.24 per share, respectively)        (287,687)        (108,291)
    Class C ($0.34 and $0.24 per share, respectively)         (86,889)         (32,012)
                                                        -------------    -------------
       Total distributions to shareholders              $ (29,553,739)   $ (28,978,740)
                                                        -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $  36,186,954    $  37,149,298
Reinvestment of distributions                              21,872,591       21,258,845
Cost of shares repurchased                                (66,710,982)     (91,820,025)
                                                        -------------    -------------
    Net decrease in net assets resulting from
       fund share transactions                          $  (8,651,437)   $ (33,411,882)
                                                        -------------    -------------
    Net decrease in net assets                          $ (13,644,893)   $ (25,820,262)

NET ASSETS:
Beginning of year                                         421,087,212      446,907,474
                                                        -------------    -------------
End of year (including accumulated undistributed
    net investment income of $35,920 and $0,
      respectively)                                     $ 407,442,319    $ 421,087,212
                                                        -------------    -------------

Class A                           '98 Shares     '98 Amount       '97 Shares     '97 Amount
Shares sold                        2,187,317    $ 26,771,233       2,922,958    $ 34,002,852
Reinvestment of distributions      1,762,278      21,391,471       1,653,875      20,992,773
Less shares repurchased           (5,221,565)    (63,854,984)     (7,521,806)    (90,352,716)
                                ------------    ------------    ------------    ------------
    Net decrease                  (1,271,970)   $(15,692,280)     (2,944,973)   $(35,357,091)
                                ============    ============    ============    ============
Class B
Shares sold                          520,467    $  6,346,574         161,072    $  1,928,069
Reinvestment of distributions         34,208         411,417          17,761         213,098
Less shares repurchased             (112,747)     (1,381,673)       (119,956)     (1,440,745)
                                ------------    ------------    ------------    ------------
    Net increase                     441,928    $  5,376,318          58,877    $    700,422
                                ============    ============    ============    ============
Class C
Shares sold                          252,146    $  3,069,147         101,254    $  1,218,377
Reinvestment of distributions          5,781          69,703           4,406          52,974
Less shares repurchased             (120,497)     (1,474,325)         (2,176)        (26,564)
                                ------------    ------------    ------------    ------------
    Net increase                     137,430    $  1,664,525         103,484    $  1,244,787
                                ============    ============    ============    ============


22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                                    Year         Year         Year          Year          Year
                                                                    Ended        Ended        Ended         Ended         Ended
CLASS A                                                            12/31/98     12/31/97     12/31/96      12/31/95      12/31/94
Net asset value, beginning of year                                $   12.17    $   11.96    $  12.36      $   11.24     $   12.68
                                                                  ---------    ---------    --------      ---------     ---------
Increase (decrease) from investment operations:
   Net investment income                                          $    0.55    $    0.59    $    0.62     $    0.64             $
                                                                                                                             0.64
   Net realized and unrealized gain (loss) on investments              0.19         0.45        (0.21)         1.21         (1.44)
                                                                  ---------    ---------    --------      ---------     ---------
         Net increase (decrease) from investment operations       $    0.74    $    1.04    $    0.41     $    1.85     $      --
                                                                                                                            (0.80)
Distributions to shareholders:
   Net investment income                                              (0.55)       (0.59)       (0.62)        (0.64)        (0.64)
   Net realized gain                                                  (0.34)       (0.24)       (0.19)        (0.09)    $      --
                                                                  ---------    ---------    --------      ---------     ---------
Net increase (decrease) in net asset value                        $   (0.15)   $    0.21    $   (0.40)    $    1.12         (1.44)
                                                                  ---------    ---------    --------      ---------     ---------
Net asset value, end of year                                      $   12.02    $   12.17    $   11.96     $   12.36     $   11.24
                                                                  =========    =========    ========      =========     =========
Total return*                                                          6.20%        8.94%        3.57%        16.84%        (6.38)%
Ratio of net expenses to average net assets                            0.93%+       0.93%+       0.92%+        0.91%+        0.91%
Ratio of net investment income to average net assets                   4.48%+       4.87%+       5.16%+        5.37%+        5.37%
Portfolio turnover rate                                                  52%          22%          44%           35%           55%
Net assets, end of year (in thousands)                            $ 393,390    $ 413,856    $ 441,733     $ 476,584      $ 452,661
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        0.92%        0.91%        0.90%         0.89%           --
   Net investment income                                               4.49%        4.89%        5.18%         5.39%           --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                                       Year            Year            Year            4/28/95
                                                                       Ended           Ended           Ended             to
CLASS B                                                               12/31/98        12/31/97        12/31/96        12/31/95
Net asset value, beginning of period                                $    12.09      $    11.88      $    12.31      $    11.81
                                                                    ----------      ----------      ----------      ----------
Increase (decrease) from investment operations:
    Net investment income                                           $     0.46      $     0.50      $     0.53      $     0.35
    Net realized and unrealized gain
      (loss) on investments                                               0.18            0.44           (0.22)           0.58
                                                                    ----------      ----------      ----------      ----------
       Net increase from investment operations                      $     0.64      $     0.94      $     0.31      $     0.93
Distributions to shareholders:
    Net investment income                                                (0.46)          (0.49)          (0.53)          (0.34)
    In excess of net investment income                                      --              --           (0.02)             --
    Net realized gain                                                    (0.34)          (0.24)          (0.19)          (0.09)
                                                                    ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value                          $    (0.16)     $     0.21      $    (0.43)     $     0.50
                                                                    ----------      ----------      ----------      ----------
Net asset value, end of period                                      $    11.93      $    12.09      $    11.88      $    12.31
                                                                    ==========      ==========      ==========      ==========
Total return*                                                             5.43%           8.16%           2.66%           7.94%
Ratio of net expenses to average net assets                               1.64%+          1.68%+          1.67%+          1.72%**+
Ratio of net investment income to
    average net assets                                                    3.73%+          4.12%+          4.38%+          4.38%**+
Portfolio turnover rate                                                     52%             22%             44%             35%
Net assets, end of period (in thousands)                            $   10,790      $    5,588      $    4,792      $    2,069
Ratios assuming reduction for fees paid indirectly:
    Net expenses                                                          1.63%           1.66%           1.65%           1.65%**
    Net investment income                                                 3.74%           4.14%           4.40%           4.45%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio assuming no reduction for fees paid indirectly.


24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/98
--------------------------------------------------------------------------------

                                                          Year           Year           1/31/96
                                                          Ended          Ended            to
CLASS C                                                  12/31/98       12/31/97       12/31/96
Net asset value, beginning of period                    $   12.11      $   11.88      $   12.32
                                                        ---------      ---------      ---------
Increase (decrease) from investment operations:
    Net investment income                               $    0.46      $    0.49      $    0.49
    Net realized and unrealized gain
       (loss) on investments                                 0.17           0.47          (0.24)
                                                        ---------      ---------      ---------
       Net increase from investment
          operations                                    $    0.63      $    0.96      $    0.25
Distributions to shareholders:
    Net investment income                                   (0.46)         (0.49)         (0.49)
    In excess of net investment income                         --             --          (0.01)
    Net realized gain                                       (0.34)         (0.24)         (0.19)
                                                        ---------      ---------      ---------
Net increase (decrease) in net
   asset value                                          $   (0.17)     $    0.23      $   (0.44)
                                                        ---------      ---------      ---------
Net asset value, end of period                          $   11.94      $   12.11      $   11.88
                                                        =========      =========      =========
Total return*                                                5.33%          8.32%          2.19%
Ratio of net expenses to average
   net assets                                                1.63%+         1.70%+         1.71%**+
Ratio of net investment income to
   average net assets                                        3.72%+         4.04%+         4.34%**+
Portfolio turnover rate                                        52%            22%            44%
Net assets, end of period (in
   thousands)                                           $   3,262      $   1,643      $     383
Ratios assuming reduction for
   fees paid indirectly:
    Net expenses                                             1.60%          1.67%          1.69%**
    Net investment income                                    3.75%          4.07%          4.36%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+ Ratio assuming no reduction for fees paid indirectly. The accompanying notes are an integral part of these financial statements.


The accompanying notes are an integral part of these financial statements.   25

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax-Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. The shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C share-holders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the report-ing periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Market discount and premium are accreted or amortized daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal tax provision is required.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      In order to comply with federal income tax regulations, the Fund has designated $10,764,915 as a capital gain dividend for the purposes of the dividend paid deduction.

      In order to comply with federal income tax regulations, the Fund has designated $18,401,335 as tax-exempt interest dividends. For purposes of the corporate dividend exclusion, none of the distributions per share qualify for the exclusion.

C.    Fund Shares

      The Fund records sales and repurchases of shares on trade date. Net losses, if any, as a result of cancellations, are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $50,254 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.

D.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
      Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/98                               (continued)
--------------------------------------------------------------------------------

      net assets at the beginning of the day.

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) (formerly Pioneering Management Corp.), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $192,422 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $62,662 in transfer agent fees payable to PSC at December 31, 1998.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $102,930 in distribution fees payable to PFD at December 31, 1998.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $20,659 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $54,197 under such arrangements.

6. Line of Credit Facility

Effective April 14, 1998, the Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the period ended December 31, 1998, the Fund had no borrowings under this agreement.

7. Other

On December 31, 1998, the Fund filed a registration statement with the Securities and Exchange Commission for the purpose of registering shares to be issued in connection with a proposed tax-free reorganization between the Fund and Pioneer Intermediate Tax-Free Fund. This proposed reorganization is subject to approval by shareowners of Pioneer Intermediate Tax-Free Fund at a meeting in March 1999. If approved, shares of the Fund will be issued in exchange for the assets and liabilities of Pioneer Intermediate Tax-Free Fund.

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Tax-Free Income Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Tax-Free Income Fund as of December 31, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax-Free Income Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 12, 1999

Pioneer Tax-Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees

John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
John A. Boynton, Treasurer
Joseph P. Barri, Secretary

Investment Adviser

Pioneer Investment Management, Inc.

Custodian

Brown Brothers Harriman & Co.

Independent Public Accountants

Arthur Andersen LLP
Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel

Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneering Services Corporation

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applica- ble information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees)
401(k) or IRA Plan

Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.


34
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403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexi- ble, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow or higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.


                                                                              35
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THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds

United States

Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Cash Reserves Fund
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

International/Global

Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds

Taxable

Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust

Tax-Free

Pioneer Tax-Free Income Fund

Money Market Fund

Pioneer Cash Reserves Fund


36
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                           This page for your notes.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(sm) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

------- Pioneer Investment Management, Inc.
[LOGO]  60 State Street
PIONEER Boston, Massachusetts 02109
------- www.pioneerfunds.com

0299-6035
(C) Pioneer Funds Distributor, Inc.
[LOGO] Printed on Recycled Paper